SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    May 11, 1999


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                        68-0306514
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)            Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:  (925) 283-8910

Item 5.  Other Events

        On January 29, 1998, Bedford Property Investors, Inc. (the Company) acquired the Didde Building, a 20,168 square foot office building located in Overland Park, Kansas from the Didde Corporation for $2,120,000. On February 12, 1998, the Company acquired the Cabrillo Executive Center, a 60,321 square foot office building located in Phoenix, Arizona from Montrose 270 LP for $6,000,000. On February 19, 1998, the Company acquired the Parkpoint Business Center, a five building 67,869 square foot office/flex complex located in Santa Rosa, California from AB REO IV, LLC for $6,350,000. On March 30, 1998, the Company acquired 5502 Oberlin Drive, a 20,771 square foot R&D building located in San Diego, California from PCG Sorrento Mesa, LLP, for $2,150,000. On March 31, 1998, the Company acquired the Cimarron Business Park, a five building 94,800 square foot light industrial complex located in Scottsdale, Arizona from PMRA III, a Group Trust for $6,150,000. On May 27, 1998, the Company acquired the Texaco Building, an 11 story 237,055 square foot class "A" office building located in Denver, Colorado, from Dentex Associates for $34,750,000. On June 19, 1998, the Company acquired 6960 Flanders Drive, a 33,144 square foot R&D/office building located in San Diego, California from The Geo Group LP for $3,400,000. On June 19, 1998, the Company acquired the Austin Service Center, a 159,598 square foot five building service flex located in Austin, Texas from Mercantile Bank N.A. for $11,000,000. On July 7, 1998, the Company acquired Rio Salado Corporate Centre a 78,389 square foot office building along with an adjacent 3 acre vacant parcel located in Tempe, Arizona from Wells Fargo Bank for $5,075,000. On July 14, 1998, the Company acquired 3880 Cypress Drive a 35,100 square foot office building located in Petaluma, California from White Phonic Associates for $5,380,000. On July 14, 1998, the Company acquired 2180 and 2190 S. McDowell Boulevard for a total of 75,802 square feet of R&D/industrial space located in Petaluma, California from Oakmead 26 and 27 for $6,540,000. On August 20, 1998, the Company acquired 10232 S. 51st Street, a 39,280 square foot R&D building in Phoenix, Arizona from Calsonic North America, Inc. for $2,232,500. On November 24, 1998, the Company acquired the Expressway Corporate Center, a ten building, 79,331 square foot, service/flex complex, in Tempe Arizona from The Fidelity Mutual Life Insurance Company, for $4,570,000.

        In addition, during fiscal 1998, the Company acquired development properties and land held for future development for a total of $49,490,000.

        The acquisitions in 1998 were financed with borrowing from the Company's credit facility with Bank of America.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits:

        A.   Financial Statements
             The Historical Summary of Gross Income and Direct Operating Expenses of Cabrillo Executive Center for the year ended December 31, 1997 (see Attachment A).

             The Historical Summary of Gross Income and Direct Operating Expenses of Parkpoint Business Center for the year ended December 31, 1997 (see Attachment B).

             The Historical Summary of Gross Income and Direct Operating Expenses of Cimarron Business Park for the year ended December 31, 1997 (see Attachment C).

             The Historical Summary of Gross Income and Direct Operating Expenses of The Texaco Building for the year ended December 31, 1997 (see Attachment D).

        B.   Pro forma Financial Information
             The pro forma consolidated income statement for the year ended December 31, 1998, showing the effect of the acquisitions of Didde Building, Cabrillo Executive Center, Parkpoint Business Center, 5502 Oberlin Drive, Cimarron Business Park, The Texaco Building, 6960 Flanders Drive, Austin Service Center, Rio Salado Corporate Centre, 3880 Cypress Drive, 2180 S. McDowell Boulevard, 2190 S. McDowell Boulevard, 10232 S. 51st Street and Expressway Corporate Center (see Attachment E).

        C.   Exhibit
             23.1   Consent of KPMG LLP

        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       BEDFORD PROPERTY INVESTORS, INC.

                           By: /s/ Hanh Kihara
                               Hanh Kihara
                               Senior Vice President and
                               Chief Financial Officer

Date: May 11, 1999

                          Attachment A

                   Cabrillo Executive Center

             HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

              For the Year Ended December 31, 1997



                            CONTENTS

Independent Auditors' Report                              1

Historical Summary of Gross
 Income and Direct Operating Expenses                     2

Notes to Historical Summary of
 Gross Income and Direct Operating Expenses               2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying historical summary of gross income and direct operating expenses (the Summary) of Cabrillo Executive Center (the Property) for the year ended December 31, 1997. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                       KPMG LLP

San Francisco, California
April 30, 1999

                   Cabrillo Executive Center

               Historical Summary of Gross Income
                 and Direct Operating Expenses

                  Year Ended December 31, 1997

        Gross income:
                   Rental income                       $ 739,412
                   Common area reimbursement             109,988
                   Other                                  59,226
                                                         908,626

        Direct operating expenses:
                   Real property tax                     107,924
                   Utilities, repairs and maintenance    254,878
                   Insurance                               5,615
                   Administrative                         32,875
                                                         401,292
                          Operating income             $ 507,334


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.      Property and Basis of Accounting

        The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Cabrillo Executive Center (the Property).

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the Property. In addition, direct operating expenses do not include any adjustments for real property tax reassessments which may be made after transfer of ownership.

        Rental income of the Property is recognized on a straight line basis over the term of the related leases. For the year ended December 31, 1997, rental income on a straight-line basis exceeded contractual income by $34,320.

B. Leases

   Minimum future rents of the Property as of December 31, 1997 are as follows (in thousands):


           1998                               $   907
           1999                                   949
           2000                                   546
           2001                                   337
           2002                                    62
                                               $2,801

        The minimum future rents shown above do not include tenants' obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation over 39 years; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code REIT provisions. Bedford Property Investors, Inc. intends to pay dividends in amounts that exceed 95% of taxable income requirements. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

        Revenues (1)                          $874,306
        Operating expenses                     401,292
        Pro forma cash available from
           operations                          473,014
        Depreciation expense                   143,945
             Pro forma taxable income         $329,069


        (1) Excludes $34,320 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

                          Attachment B

                   Parkpoint Business Center

             HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

              For the Year Ended December 31, 1997



                            CONTENTS

Independent Auditors' Report                              1

Historical Summary of Gross
 Income and Direct Operating Expenses                     2

Notes to Historical Summary of
 Gross Income and Direct Operating Expenses               2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying combined historical summary of gross income and direct operating expenses (the Summary) of Parkpoint Business Center (the Property) for the year ended December 31, 1997. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                      KPMG LLP

San Francisco, California
April 30, 1999

                   Parkpoint Business Center

               Historical Summary of Gross Income
                 and Direct Operating Expenses

                  Year Ended December 31, 1997

        Gross income:
                   Rental income                        $ 640,812
                   Common area reimbursement               23,519
                                                          664,331

        Direct operating expenses:
                   Real property tax                       52,342
                   Utilities, repairs and maintenance     255,633
                   Insurance                               12,079
                   Administrative                             451
                                                          320,505
                          Operating income              $ 343,826


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.      Property and Basis of Accounting

        The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Parkpoint Business Center (the Property).

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the Property. In addition, direct operating expenses do not include any adjustments for real property tax reassessments which may be made after transfer of ownership.

        Rental income of the Property is recognized on a straight line basis over the term of the related leases. For the year ended December 31, 1997, rental income on a straight-line basis exceeded contractual income by $27,474.

B.      Leases

        Minimum future rents of the Property as of December 31, 1997 are as follows (in thousands):


           1998                                    $   679
           1999                                        644
           2000                                        486
           2001                                        321
           2002                                        112
                                                    $2,242

        The minimum future rents shown above do not include tenants' obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation over 39 years; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code REIT provisions. Bedford Property Investors, Inc. intends to pay dividends in amounts that exceed 95% of taxable income requirements. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

        Revenues (1)                            $636,857
        Operating expenses                       320,505
        Pro forma cash available from
           operations                            316,352
        Depreciation expense                     114,708

             Pro forma taxable income           $201,644

        (1) Excludes $27,474 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

                          Attachment C

                     Cimarron Business Park

             HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

              For the Year Ended December 31, 1997


                            CONTENTS

Independent Auditors' Report                              1

Historical Summary of Gross
 Income and Direct Operating Expenses                     2

Notes to Historical Summary of
 Gross Income and Direct Operating Expenses               2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying historical summary of gross income and direct operating expenses (the Summary) of Cimarron Business Park (the Property) for the year ended December 31, 1997. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                       KPMG LLP

San Francisco, California
April 30, 1999

                     Cimarron Business Park

               Historical Summary of Gross Income
                 and Direct Operating Expenses

                  Year Ended December 31, 1997

        Gross income:
                   Rental income                        $ 689,710
                   Common area reimbursement               54,921
                   Other                                    2,104
                                                          746,735

        Direct operating expenses:
                   Real property tax                       91,323
                   Utilities, repairs and maintenance      78,409
                   Insurance                                7,909
                   Administrative                          24,004
                                                          201,645
                          Operating income              $ 545,090


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.      Property and Basis of Accounting

        The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Cimarron Business Park (the Property).

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the Property. In addition, direct operating expenses do not include any adjustments for real property tax reassessments which may be made after transfer of ownership.

        Rental income of the Property is recognized on a straight line basis over the term of the related leases. For the year ended December 31, 1997, rental income on a straight-line basis exceeded contractual income by $16,355.

B.      Leases

        Minimum future rents of the Property as of December 31, 1997 are as follows (in thousands):


           1998                                       $   710
           1999                                           490
           2000                                           281
           2001                                           152
           2002                                           158
           Thereafter                                     206
                                                      $ 1,997

        The minimum future rents shown above do not include tenants' obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation over 39 years; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code REIT provisions. Bedford Property Investors, Inc. intends to pay dividends in amounts that exceed 95% of taxable income requirements. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

        Revenues (1)                                $730,380
        Operating expenses                           201,645
        Pro forma cash available from
           operations                                528,735
        Depreciation expense                         114,642

             Pro forma taxable income               $414,093

        (1) Excludes $16,355 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

                          Attachment D

                      The Texaco Building

             HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

              For the Year Ended December 31, 1997


                            CONTENTS

Independent Auditors' Report                               1

Historical Summary of Gross
 Income and Direct Operating Expenses                      2

Notes to Historical Summary of
 Gross Income and Direct Operating Expenses                2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying historical summary of gross income and direct operating expenses (the Summary) of the Texaco Building (the Property) for the year ended December 31, 1997. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property. It is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                     KPMG LLP

San Francisco, California
April 30, 1999

                      The Texaco Building

               Historical Summary of Gross Income
                 and Direct Operating Expenses

                  Year Ended December 31, 1997

        Gross income:
                   Rental income                      $ 4,517,083
                   Common area reimbursement              131,355
                   Other                                  177,355
                                                        4,825,793

        Direct operating expenses:
                   Real property tax                      494,224
                   Utilities, repairs and maintenance     941,976
                   Insurance                               30,655
                   Administrative                         190,632
                                                        1,657,487
                          Operating income             $3,168,306


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.      Property and Basis of Accounting

        The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of the Texaco Building (the Property).

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the Property. In addition, direct operating expenses do not include any adjustments for real property tax reassessments which may be made after transfer of ownership.

        Rental income of the Property is recognized on a straight line basis over the term of the related leases. For the year ended December 31, 1997, rental income on a straight-line basis exceeded contractual income by $238,240.

B. Leases

   Minimum future rents of the Property as of December 31, 1997 are as follows (in thousands):


           1998                                       $ 4,279
           1999                                         4,279
           2000                                         4,715
           2001                                         4,755
           2002                                         4,755
           Thereafter                                   9,907
                                                      $32,690

        The minimum future rents shown above do not include tenant obligations for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1997 are shown below. Pro forma taxable operating results are derived by deducting depreciation of 39 years; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code REIT provisions. Bedford Property Investors, Inc. intends to pay dividends in amounts that exceed 95% of taxable income requirements. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

        Revenues (1)                           $4,587,553
        Operating expenses                      1,657,487
        Pro forma cash available from
           operations                           2,930,066
        Depreciation expense                      811,050

             Pro forma taxable income          $2,119,016

        (1) Excludes $238,240 which represents the excess of straight-line rents over rental income on a contractual basis.

                          Attachment E

                BEDFORD PROPERTY INVESTORS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE YEAR ENDED DECEMBER 31, 1998
                           (Unaudited)
       (in thousands, except share and per share amounts)

                                     Consolidated    Properties      Pro Forma      Pro Forma
                                      Historical     Acquired (1)    Adjustments   Consolidated

Property operations:
  Rental income                         $73,451        $ 4,534              -         $77,985
 Rental expenses:
     Operating expenses                  11,026            716              -          11,742
     Real estate taxes                    6,220            488              -           6,708
     Depreciation and amortization       10,265            572              -          10,837

Income from property operations          45,940          2,758              -          48,698

General and administrative
  expenses                               (3,386)             -              -          (3,386)
Interest income                             223              -              -             223
Interest expense                        (11,164)             -        (4,627) (2)     (15,791)

Income before minority interest and
   gain on sale                          31,613          2,758        (4,627)          29,744

Minority interest                          (117)             -              -            (117)

Net income                              $31,496        $ 2,758       $(4,627)         $29,627
Earnings per share - basic              $  1.39                                       $  1.31

Weighted average number of
   shares - basic                    22,634,656                                    22,634,656
Earnings per share -
   assuming dilution                    $  1.38                                       $  1.30
Weighted average number of
   shares - assuming dilution        22,929,807                                    22,929,807

See accompanying notes to pro forma financial statements.






                BEDFORD PROPERTY INVESTORS, INC.
            NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER
31, 1998

(1) The unaudited pro forma consolidated statement of income reflects the property acquisitions in 1998 as if they had occurred on January 1, 1998. The Company acquired: (i) Didde building on
     January 29, 1998, (ii) Cabrillo Executive Center on February 12, 1998,
     (iii) Parkpoint Business Center on February 19, 1998, (iv) 5502 Oberlin Drive on March 30, 1998, (v) Cimarron Business Park on March 31,
     1998, (vi)Texaco Building on May 27, 1998, (vii) 6960 Flanders
     Drive on June 19, 1998, (viii) The Austin Service Center on June
     19, 1998, (ix) Rio Salado Corporate Centre on July 7, 1998, (x)
     3880 Cypress Drive and 2180 and 2190 S. McDowell Boulevard on July
     14, 1998, (xi) 10232 S. 51st Street on August 20, 1998, (xii)
     Expressway Corporate Center on November 24, 1998.

     The combining pro forma statement of income for the period from January 1 through December 31, 1998 for the properties acquired during the year is as follows (in thousands):

                                                               Parkpoint                                            Subtotal
                                       Didde      Cabrillo     Business     5502 Oberlin    Cimarron    Texaco       carried
                                      Building    Exec. Ctr.    Center         Drive        Bus. Park   Building     forward

Rental income                            $31         $111        $135           $57            $217      $1,979      $2,530
Rental expenses:
   Operating expenses                      8           44          35             3              28         446         564
   Real estate taxes                       4           13           9             4              35         200         265
   Depreciation and amortization           3           15          14             7              24         274         337

Income from property operations          $16         $ 39        $ 77           $43            $130      $1,059      $1,364

                                      Subtotal      6960                  Austin                  Rio Salado    Subtotal
                                      Brought     Flanders      Austin    Rutland      Austin        Corp.       carried
                                      Forward      Drive       Braker 2     10       Southpark      Center       forward

Rental income                         $2,530        $180         $146      $205         $359        $  -         $3,420
Rental expenses:
   Operating expenses                    564           5           15        19           34           3            640
   Real estate taxes                     265          17           16        26           50           -            374
   Depreciation and amortization         337          25           18        28           49           -            457

Income from property operations       $1,364        $133         $ 97      $132         $226        $ (3)        $1,949

                                                                                                                     Total
                                                                                                                   Properties
                                       Subtotal     3880       2180 S.     2190 S.                Expressway        Acquired
                                       Brought     Cypress    McDowell    McDowell    10232 S.     Corporate    Jan. 1 through
                                       Forward      Drive       Blvd.       Blvd.     51st St.       Center     Dec. 31, 1998

Rental income                           $3,420      $298        $239        $170      $   -           $407           $4,534
Rental expenses:
   Operating expenses                      640        18          22          12          1             23              716
   Real estate taxes                       374        21          17          13          -             63              488
   Depreciation and amortization           457        47          38          29          -              1              572

Income from property operations         $1,949      $212        $162        $116      $  (1)          $320           $2,758

(2) The unaudited pro forma consolidated statement of income reflects the effects of the mortgage loan financing of $20,900,000 as if it had occurred on January 1, 1998. Net proceeds from the mortgage loan financings and borrowings of $76,000,000 on the credit facility were utilized to finance the Company's acquisitions of real estate investments during 1998. The mortgage loan financing from Prudential Insurance Company of America was completed on February 9, 1998.

Exhibit 23.1

Consent of Independent Certified Public Accountants



The Board of Directors
Bedford Property Investors, Inc.:

We consent to the incorporation by reference in the registration statements on Form S-3 (No.'s 333-15233, 33-23687, 333-33643, and 333-
33795) and the registration statements on Form S-8 (No.'s 333-52375, 333-18215, 333-70681 and 333-74707) and the related prospectuses of Bedford Property Investors, Inc. of our reports dated April 30, 1999 with respect to the historical summaries of gross income and direct operating expenses of Cabrillo Executive Center, Parkpoint Business Center, Cimarron Business Park and The Texaco Building for the year ended December 31, 1997, which reports appear in the Form 8-K of Bedford Property Investors, Inc. filed on May 11, 1999. Our report on each Summary contains a paragraph that states that the Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note A to each Summary. The Summaries are not intended to be a complete presentation of the income and expense of Cabrillo Executive Center, Parkpoint Business Center, Cimarron Business Park and The Texaco Building.

                                     KPMG LLP
San Francisco, California
May 10, 1999